Exhibit 4.1

SEVENTEENTH SUPPLEMENTAL INDENTURE

(Senior Notes due 2024)

THIS SEVENTEENTH SUPPLEMENTAL INDENTURE (this “Seventeenth Supplemental Indenture”) is dated as of August 9, 2016, among OMEGA HEALTHCARE INVESTORS, INC., a Maryland corporation (the “Issuer”), each of the SUBSIDIARY GUARANTORS listed on Schedule I hereto (collectively, the “Subsidiary Guarantors”), each of the entities listed on Schedule II hereto (the “New Subsidiaries”), and U.S. BANK NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States of America, as trustee (the “Trustee”).

W I T N E S S E T H :

WHEREAS, the Issuer and the Subsidiary Guarantors have heretofore executed and delivered to the Trustee an Indenture, dated as of March 19, 2012 (as supplemented by that First Supplemental Indenture, dated as of July 2, 2012, that Second Supplemental Indenture, dated as of August 9, 2012, that Third Supplemental Indenture, dated as of September 24, 2012, that Fourth Supplemental Indenture, effective as of December 31, 2012, that Fifth Supplemental Indenture, dated as of August 1, 2013, that Sixth Supplemental Indenture, dated as of October 23, 2013, that Seventh Supplemental Indenture, dated as of February 14, 2014, that Eighth Supplemental Indenture, dated as of June 27, 2014, that Ninth Supplemental Indenture, dated as of November 25, 2014, that Tenth Supplemental Indenture, dated as of January 23, 2015, that Eleventh Supplemental Indenture, effective as of March 2, 2015, that Twelfth Supplemental Indenture, dated as of April 1, 2015, that Thirteenth Supplemental Indenture, dated as of August 4, 2015, that Fourteenth Supplemental Indenture, dated as of November 9, 2015, that Fifteenth Supplemental Indenture, dated as of March 29, 2016, and that Sixteenth Supplemental Indenture, dated as of May 13, 2016; the “Indenture”) providing for the issuance of the Issuer’s 5-7/8% Senior Notes due 2024 (the “Notes”);

WHEREAS, Section 9.01 of the Indenture authorizes the Issuer, the Subsidiary Guarantors and the Trustee, together, to amend or supplement the Indenture, without notice to or consent of any Holder of the Notes, for the purpose of making any change that would not materially adversely affect the rights of any Holder of the Notes;

WHEREAS, the Issuer has created or acquired the New Subsidiaries, which are required to become Subsidiary Guarantors pursuant to Section 4.14 and/or 5.01(b) of the Indenture;

WHEREAS, in Section 1.01 of the Indenture, the term “Subsidiary Guarantors” is defined to include all Persons that become a Subsidiary Guarantor by the terms of the Indenture after the Closing Date; and

WHEREAS, Section 10.01 of the Indenture provides that each Subsidiary Guarantor shall be a guarantor of the Issuer’s obligations under the Notes, subject to the terms and conditions described in the Indenture.

[17th Supplemental Indenture – 2024 Notes]

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Issuer, the Subsidiary Guarantors, the New Subsidiaries and the Trustee mutually covenant and agree for the equal and ratable benefit of the Holders of the Notes as follows:

1.	CAPITALIZED TERMS. Capitalized terms used herein without definition shall have the meanings assigned to them in the Indenture.

2.	AMENDMENT TO GUARANTEE. The New Subsidiaries hereby agree, jointly and severally with all other Subsidiary Guarantors, to guarantee the Issuer’s obligations under the Notes on the terms and subject to the conditions set forth in the Indenture, and to be bound by, and to receive the benefit of, all other applicable provisions of the Indenture as Subsidiary Guarantors. Such guarantee shall be evidenced by the New Subsidiaries’ execution of Subsidiary Guarantees, the form of which is attached as Exhibit E to the Indenture, and shall be effective as of the effective date hereof.

3.	NO RECOURSE AGAINST OTHERS. No past, present or future director, officer, employee, incorporator, stockholder, member or manager of the New Subsidiaries, as such, shall have any liability for any obligations of the Issuer or any Subsidiary Guarantor under the Notes, any Guarantees, the Indenture or this Seventeenth Supplemental Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder of the Notes, by accepting and holding a Note, waives and releases all such liability. Such waiver and release are part of the consideration for the issuance of the Notes.

4.	NEW YORK LAW TO GOVERN. The laws of the State of New York shall govern and be used to construe this Seventeenth Supplemental Indenture.

5.	COUNTERPARTS. The parties may sign any number of copies of this Seventeenth Supplemental Indenture. Each signed copy shall be an original, but all of them together shall represent the same agreement.

6.	EFFECT OF HEADINGS. The Section headings herein are for convenience only and shall not affect the construction hereof.

7.	THE TRUSTEE. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Seventeenth Supplemental Indenture or for or in respect of the recitals contained herein, all of which recitals are made solely by the Issuer, the Subsidiary Guarantors and the New Subsidiaries.

[Remainder of Page Intentionally Left Blank]

[17th Supplemental Indenture – 2024 Notes]

2

IN WITNESS WHEREOF, the parties hereto have caused this Seventeenth Supplemental Indenture to be duly executed, all as of the date first above written.

ISSUER:

OMEGA HEALTHCARE INVESTORS, INC.,
a Maryland corporation

By:		/s/ Daniel J. Booth
Daniel J. Booth
Chief Operating Officer and Secretary

SUBSIDIARY GUARANTORS:

OHI HEALTHCARE PROPERTIES LIMITED PARTNERSHIP

By:		OHI Healthcare Properties Holdco, Inc., as its Primary General Partner

	By:	/s/ Daniel J. Booth
Daniel J. Booth
Chief Operating Officer and Secretary

ON BEHALF OF EACH OF THE OTHER SUBSIDIARY GUARANTORS LISTED ON SCHEDULE I

By:		/s/ Daniel J. Booth
Daniel J. Booth
Chief Operating Officer and Secretary

[Signatures continued on the following page]

[Signature Page – 17th Supplemental Indenture – 2024 Notes]

NEW SUBSIDIARIES:

ON BEHALF OF EACH OF THE NEW SUBSIDIARIES LISTED ON SCHEDULE II

By:	/s/ Daniel J. Booth
Daniel J. Booth
Chief Operating Officer and Secretary

[Signatures continued on the following page]

[Signature Page – 17th Supplemental Indenture – 2024 Notes]

U.S. BANK NATIONAL ASSOCIATION,
as Trustee

By:	/s/ David Ferrell
	Name:	David Ferrell
	Title:	Vice President

[Signature Page – 17th Supplemental Indenture – 2024 Notes]

Schedule I

SUBSIDIARY GUARANTORS

1.	11900 East Artesia Boulevard, LLC
2.	1200 Ely Street Holdings Co. LLC
3.	13922 Cerise Avenue, LLC
4.	1628 B Street, LLC
5.	2400 Parkside Drive, LLC
6.	2425 Teller Avenue, LLC
7.	245 East Wilshire Avenue, LLC
8.	3232 Artesia Real Estate, LLC
9.	3806 Clayton Road, LLC
10.	42235 County Road Holdings Co. LLC
11.	446 Sycamore Road, L.L.C.
12.	48 High Point Road, LLC
13.	523 Hayes Lane, LLC
14.	637 East Romie Lane, LLC
15.	Alamogordo Aviv, L.L.C.
16.	Albany Street Property, L.L.C.
17.	Arizona Lessor - Infinia, LLC
18.	Arkansas Aviv, L.L.C.
19.	Arma Yates, L.L.C.
20.	Avery Street Property, L.L.C
21.	Aviv Asset Management, L.L.C.
22.	Aviv Financing I, L.L.C.
23.	Aviv Financing II, L.L.C.
24.	Aviv Financing III, L.L.C.
25.	Aviv Financing IV, L.L.C.
26.	Aviv Financing V, L.L.C.
27.	Aviv Foothills, L.L.C.
28.	Aviv Healthcare Capital Corporation
29.	Aviv Healthcare Properties Operating Partnership I, L.P.
30.	Aviv Liberty, L.L.C.
31.	Avon Ohio, L.L.C.
32.	Bala Cynwyd Real Estate, LP
33.	Bayside Colorado Healthcare Associates, LLC
34.	Bayside Street II, LLC
35.	Bayside Street, LLC (f/k/a Bayside Street, Inc.)
36.	Belleville Illinois, L.L.C.
37.	Bellingham II Associates, L.L.C.
38.	Bethel ALF Property, L.L.C.
39.	BHG Aviv, L.L.C.
40.	Biglerville Road, L.L.C.
41.	Bonham Texas, L.L.C.

[Schedule I – 17th Supplemental Indenture – 2024 Notes]

Schedule I Page 1

42.	Bradenton ALF Property, L.L.C.
43.	Burton NH Property, L.L.C.
44.	California Aviv Two, L.L.C.
45.	California Aviv, L.L.C.
46.	Camas Associates, L.L.C.
47.	Canton Health Care Land, LLC (f/k/a Canton Health Care Land, Inc.)
48.	Carnegie Gardens LLC
49.	Casa/Sierra California Associates, L.L.C.
50.	CFG 2115 Woodstock Place LLC
51.	Champaign Williamson Franklin, L.L.C.
52.	Chardon Ohio Property Holdings, L.L.C.
53.	Chardon Ohio Property, L.L.C.
54.	Chatham Aviv, L.L.C.
55.	Chippewa Valley, L.L.C.
56.	CHR Bartow LLC
57.	CHR Boca Raton LLC
58.	CHR Bradenton LLC
59.	CHR Cape Coral LLC
60.	CHR Fort Myers LLC
61.	CHR Fort Walton Beach LLC
62.	CHR Lake Wales LLC
63.	CHR Lakeland LLC
64.	CHR Pompano Beach Broward LLC
65.	CHR Pompano Beach LLC
66.	CHR Sanford LLC
67.	CHR Spring Hill LLC
68.	CHR St. Pete Bay LLC
69.	CHR St. Pete Egret LLC
70.	CHR Tampa Carrollwood LLC
71.	CHR Tampa LLC
72.	CHR Tarpon Springs LLC
73.	CHR Titusville LLC
74.	Clarkston Care, L.L.C.
75.	Clayton Associates, L.L.C.
76.	Colonial Gardens, LLC
77.	Colonial Madison Associates, L.L.C.
78.	Colorado Lessor - Conifer, LLC
79.	Columbus Texas Aviv, L.L.C.
80.	Columbus Western Avenue, L.L.C.
81.	Colville Washington Property, L.L.C.
82.	Commerce Nursing Homes, L.L.C.
83.	Commerce Sterling Hart Drive, L.L.C.
84.	Conroe Rigby Owen Road, L.L.C.
85.	CR Aviv, L.L.C.
86.	Crete Plus Five Property, L.L.C.
87.	Crooked River Road, L.L.C.

[Schedule I – 17th Supplemental Indenture – 2024 Notes]

Schedule I Page 2

88.	CSE Albany LLC
89.	CSE Amarillo LLC
90.	CSE Arden L.P.
91.	CSE Augusta LLC
92.	CSE Bedford LLC
93.	CSE Blountville LLC
94.	CSE Bolivar LLC
95.	CSE Cambridge LLC
96.	CSE Cambridge Realty LLC
97.	CSE Camden LLC
98.	CSE Canton LLC
99.	CSE Casablanca Holdings II LLC
100.	CSE Casablanca Holdings LLC
101.	CSE Cedar Rapids LLC
102.	CSE Centennial Village, LP
103.	CSE Chelmsford LLC
104.	CSE Chesterton LLC
105.	CSE Claremont LLC
106.	CSE Corpus North LLC
107.	CSE Denver Iliff LLC
108.	CSE Denver LLC
109.	CSE Douglas LLC
110.	CSE Elkton LLC
111.	CSE Elkton Realty LLC
112.	CSE Fairhaven LLC
113.	CSE Fort Wayne LLC
114.	CSE Frankston LLC
115.	CSE Georgetown LLC
116.	CSE Green Bay LLC
117.	CSE Hilliard LLC
118.	CSE Huntingdon LLC
119.	CSE Huntsville LLC
120.	CSE Indianapolis-Continental LLC
121.	CSE Indianapolis-Greenbriar LLC
122.	CSE Jacinto City LLC
123.	CSE Jefferson City LLC
124.	CSE Jeffersonville-Hillcrest Center LLC
125.	CSE Jeffersonville-Jennings House LLC
126.	CSE Kerrville LLC
127.	CSE King L.P.
128.	CSE Kingsport LLC
129.	CSE Knightdale L.P.
130.	CSE Lake City LLC
131.	CSE Lake Worth LLC
132.	CSE Lakewood LLC
133.	CSE Las Vegas LLC

[Schedule I – 17th Supplemental Indenture – 2024 Notes]

Schedule I Page 3

134.	CSE Lawrenceburg LLC
135.	CSE Lenoir L.P.
136.	CSE Lexington Park LLC
137.	CSE Lexington Park Realty LLC
138.	CSE Ligonier LLC
139.	CSE Live Oak LLC
140.	CSE Lowell LLC
141.	CSE Marianna Holdings LLC
142.	CSE Memphis LLC
143.	CSE Mobile LLC
144.	CSE Moore LLC
145.	CSE North Carolina Holdings I LLC
146.	CSE North Carolina Holdings II LLC
147.	CSE Omro LLC
148.	CSE Orange Park LLC
149.	CSE Orlando-Pinar Terrace Manor LLC
150.	CSE Orlando-Terra Vista Rehab LLC
151.	CSE Pennsylvania Holdings, LP
152.	CSE Piggott LLC
153.	CSE Pilot Point LLC
154.	CSE Pine View LLC
155.	CSE Ponca City LLC
156.	CSE Port St. Lucie LLC
157.	CSE Richmond LLC
158.	CSE Ripley LLC
159.	CSE Ripon LLC
160.	CSE Safford LLC
161.	CSE Salina LLC
162.	CSE Seminole LLC
163.	CSE Shawnee LLC
164.	CSE Spring Branch LLC
165.	CSE Stillwater LLC
166.	CSE Taylorsville LLC
167.	CSE Texarkana LLC
168.	CSE Texas City LLC
169.	CSE The Village LLC
170.	CSE Upland LLC
171.	CSE Walnut Cove L.P.
172.	CSE West Point LLC
173.	CSE Whitehouse LLC
174.	CSE Williamsport LLC
175.	CSE Winter Haven LLC
176.	CSE Woodfin L.P.
177.	CSE Yorktown LLC
178.	Cuyahoga Falls Property, L.L.C.
179.	Dallas Two Property, L.L.C.

[Schedule I – 17th Supplemental Indenture – 2024 Notes]

Schedule I Page 4

180.	Danbury ALF Property, L.L.C.
181.	Darien ALF Property, L.L.C.
182.	Delta Investors I, LLC
183.	Delta Investors II, LLC
184.	Denison Texas, L.L.C.
185.	Desert Lane LLC
186.	Dixie White House Nursing Home, LLC (f/k/a Dixie White House Nursing Home, Inc.)
187.	Dixon Health Care Center, LLC (f/k/a Dixon Health Care Center, Inc.)
188.	East Rollins Street, L.L.C.
189.	Edgewood Drive Property, L.L.C.
190.	Effingham Associates, L.L.C.
191.	Elite Mattoon, L.L.C.
192.	Elite Yorkville, L.L.C.
193.	Encanto Senior Care, LLC
194.	Falcon Four Property Holding, L.L.C.
195.	Falcon Four Property, L.L.C.
196.	Falfurrias Texas, L.L.C.
197.	Florida ALF Properties, L.L.C.
198.	Florida Four Properties, L.L.C.
199.	Florida Lessor – Meadowview, LLC
200.	Florida Real Estate Company, LLC
201.	Fort Stockton Property, L.L.C.
202.	Four Fountains Aviv, L.L.C.
203.	Fredericksburg South Adams Street, L.L.C.
204.	Freewater Oregon, L.L.C.
205.	Fullerton California, L.L.C.
206.	G&L Gardens, LLC
207.	Gardnerville Property, L.L.C.
208.	Georgia Lessor - Bonterra/Parkview, LLC
209.	Germantown Property, L.L.C.
210.	Giltex Care, L.L.C.
211.	Glendale NH Property, L.L.C.
212.	Golden Hill Real Estate Company, LLC
213.	Gonzales Texas Property, L.L.C.
214.	Great Bend Property, L.L.C.
215.	Greenbough, LLC
216.	Greenville Kentucky Property, L.L.C.
217.	Heritage Monterey Associates, L.L.C.
218.	HHM Aviv, L.L.C.
219.	Hidden Acres Property, L.L.C.
220.	Highland Leasehold, L.L.C.
221.	Hobbs Associates, L.L.C.
222.	Hot Springs Atrium Owner, LLC
223.	Hot Springs Aviv, L.L.C.
224.	Hot Springs Cottages Owner, LLC

[Schedule I – 17th Supplemental Indenture – 2024 Notes]

Schedule I Page 5

225.	Hot Springs Marina Owner, LLC
226.	Houston Texas Aviv, L.L.C.
227.	Hutchinson Kansas, L.L.C.
228.	Hutton I Land, LLC (f/k/a Hutton I Land, Inc.)
229.	Hutton II Land, LLC (f/k/a Hutton II Land, Inc.)
230.	Hutton III Land, LLC (f/k/a Hutton III Land, Inc.)
231.	Idaho Associates, L.L.C.
232.	Illinois Missouri Properties, L.L.C.
233.	Indiana Lessor – Wellington Manor, LLC
234.	Iowa Lincoln County Property, L.L.C.
235.	Jasper Springhill Street, L.L.C.
236.	Kansas Five Property, L.L.C.
237.	Karan Associates Two, L.L.C.
238.	Karan Associates, L.L.C.
239.	Karissa Court Property, L.L.C.
240.	KB Northwest Associates, L.L.C.
241.	Kentucky NH Properties, L.L.C.
242.	Kingsville Texas, L.L.C.
243.	LAD I Real Estate Company, LLC
244.	Leatherman 90-1, LLC (f/k/a Leatherman 90-1, Inc.)
245.	Leatherman Partnership 89-1, LLC (f/k/a Leatherman Partnership 89-1, Inc.)
246.	Leatherman Partnership 89-2, LLC (f/k/a Leatherman Partnership 89-2, Inc.)
247.	Louisville Dutchmans Property, L.L.C.
248.	Magnolia Drive Property, L.L.C.
249.	Manor Associates, L.L.C.
250.	Mansfield Aviv, L.L.C.
251.	Massachusetts Nursing Homes, L.L.C.
252.	McCarthy Street Property, L.L.C.
253.	Meridian Arms Land, LLC (f/k/a Meridian Arms Land, Inc.)
254.	Minnesota Associates, L.L.C.
255.	Mishawaka Property, L.L.C.
256.	Missouri Associates, L.L.C.
257.	Missouri Regency Associates, L.L.C.
258.	Montana Associates, L.L.C.
259.	Monterey Park Leasehold Mortgage, L.L.C.
260.	Mount Washington Property, L.L.C.
261.	Mt. Vernon Texas, L.L.C.
262.	Murray County, L.L.C.
263.	Muscatine Toledo Properties, L.L.C.
264.	N.M. Bloomfield Three Plus One Limited Company
265.	N.M. Espanola Three Plus One Limited Company
266.	N.M. Lordsburg Three Plus One Limited Company
267.	N.M. Silver City Three Plus One Limited Company
268.	New Hope Property, L.L.C.

[Schedule I – 17th Supplemental Indenture – 2024 Notes]

Schedule I Page 6

269.	Newtown ALF Property, L.L.C.
270.	Nicholasville Kentucky Property, L.L.C.
271.	North Las Vegas LLC
272.	North Royalton Ohio Property, L.L.C.
273.	Norwalk ALF Property, L.L.C.
274.	NRS Ventures, L.L.C.
275.	Oakland Nursing Homes, L.L.C.
276.	Ocean Springs Nursing Home, LLC (f/k/a Ocean Springs Nursing Home, Inc.)
277.	October Associates, L.L.C.
278.	Ogden Associates, L.L.C.
279.	OHI (Connecticut), LLC
280.	OHI (Illinois), LLC(f/k/a OHI (Illinois), Inc.)
281.	OHI (Indiana), LLC
282.	OHI (Iowa), LLC(f/k/a OHI (Iowa), Inc.)
283.	OHI Asset (AR) Ash Flat, LLC
284.	OHI Asset (AR) Camden, LLC
285.	OHI Asset (AR) Conway, LLC
286.	OHI Asset (AR) Des Arc, LLC
287.	OHI Asset (AR) Hot Springs, LLC
288.	OHI Asset (AR) Malvern, LLC
289.	OHI Asset (AR) Mena, LLC
290.	OHI Asset (AR) Pocahontas, LLC
291.	OHI Asset (AR) Sheridan, LLC
292.	OHI Asset (AR) Walnut Ridge, LLC
293.	OHI Asset (AZ) Austin House, LLC
294.	OHI Asset (CA), LLC
295.	OHI Asset (CO), LLC
296.	OHI Asset (CT) Lender, LLC
297.	OHI Asset (FL) Eustis, LLC
298.	OHI Asset (FL) Lake Placid, LLC
299.	OHI Asset (FL) Lender, LLC
300.	OHI Asset (FL) Lutz, LLC
301.	OHI Asset (FL), LLC
302.	OHI Asset (FL) Pensacola - Hillview, LLC
303.	OHI Asset (FL) Pensacola, LLC
304.	OHI Asset (GA) Dunwoody, LLC
305.	OHI Asset (GA) Macon, LLC
306.	OHI Asset (GA) Moultrie, LLC
307.	OHI Asset (GA) Roswell, LLC
308.	OHI Asset (GA) Nashville, LLC
309.	OHI Asset (GA) Snellville, LLC
310.	OHI Asset (GA) Valdosta, LLC
311.	OHI Asset (ID) Holly, LLC
312.	OHI Asset (ID) Midland, LLC
313.	OHI Asset (ID), LLC

[Schedule I – 17th Supplemental Indenture – 2024 Notes]

Schedule I Page 7

314.	OHI Asset (IL), LLC
315.	OHI Asset (IN) American Village, LLC
316.	OHI Asset (IN) Anderson, LLC
317.	OHI Asset (IN) Beech Grove, LLC
318.	OHI Asset (IN) Clarksville, LLC
319.	OHI Asset (IN) Clinton, LLC
320.	OHI Asset (IN) Connersville, LLC
321.	OHI Asset (IN) Crown Point, LLC
322.	OHI Asset (IN) Eagle Valley, LLC
323.	OHI Asset (IN) Elkhart, LLC
324.	OHI Asset (IN) Forest Creek, LLC
325.	OHI Asset (IN) Fort Wayne, LLC
326.	OHI Asset (IN) Franklin, LLC
327.	OHI Asset (IN) Greensburg, LLC
328.	OHI Asset (IN) Indianapolis, LLC
329.	OHI Asset (IN) Jasper, LLC
330.	OHI Asset (IN) Kokomo, LLC
331.	OHI Asset (IN) Lafayette, LLC
332.	OHI Asset (IN) Madison, LLC
333.	OHI Asset (IN) Monticello, LLC
334.	OHI Asset (IN) Noblesville, LLC
335.	OHI Asset (IN) Rosewalk, LLC
336.	OHI Asset (IN) Salem, LLC
337.	OHI Asset (IN) Seymour, LLC
338.	OHI Asset (IN) Spring Mill, LLC
339.	OHI Asset (IN) Terre Haute, LLC
340.	OHI Asset (IN) Wabash, LLC
341.	OHI Asset (IN) Westfield, LLC
342.	OHI Asset (IN) Zionsville, LLC
343.	OHI Asset (LA) Baton Rouge, LLC
344.	OHI Asset (LA), LLC
345.	OHI Asset (MD), LLC
346.	OHI Asset (MD) Baltimore - Pall Mall, LLC
347.	OHI Asset (MD) Baltimore - West Belvedere, LLC
348.	OHI Asset (MD) Salisbury, LLC
349.	OHI Asset (MI) Heather Hills, LLC
350.	OHI Asset (MI), LLC
351.	OHI Asset (MI) Carson City, LLC
352.	OHI Asset (MO), LLC
353.	OHI Asset (MS) Byhalia, LLC
354.	OHI Asset (MS) Cleveland, LLC
355.	OHI Asset (MS) Clinton, LLC
356.	OHI Asset (MS) Columbia, LLC
357.	OHI Asset (MS) Corinth, LLC
358.	OHI Asset (MS) Greenwood, LLC
359.	OHI Asset (MS) Grenada, LLC

[Schedule I – 17th Supplemental Indenture – 2024 Notes]

Schedule I Page 8

360.	OHI Asset (MS) Holly Springs, LLC
361.	OHI Asset (MS) Indianola, LLC
362.	OHI Asset (MS) Natchez, LLC
363.	OHI Asset (MS) Picayune, LLC
364.	OHI Asset (MS) Vicksburg, LLC
365.	OHI Asset (MS) Yazoo City, LLC
366.	OHI Asset (NC) Biscoe, LLC
367.	OHI Asset (NC) Cornelius, LLC
368.	OHI Asset (NC) Drexel, LLC
369.	OHI Asset (NC) Fayetteville, LLC
370.	OHI Asset (NC) Hallsboro, LLC
371.	OHI Asset (NC) Marion, LLC
372.	OHI Asset (NC) Marshville, LLC
373.	OHI Asset (NC) Mocksville – 1007 Howard Street, LLC
374.	OHI Asset (NC) Mocksville – 1304 Madison Road, LLC
375.	OHI Asset (NC) Nashville, LLC
376.	OHI Asset (NC) Raeford, LLC
377.	OHI Asset (NC) Rocky Mount – 1558 S. Winstead, LLC
378.	OHI Asset (NC) Rocky Mount – 415 N. Winstead, LLC
379.	OHI Asset (NC) Salisbury, LLC
380.	OHI Asset (NC) Saluda, LLC
381.	OHI Asset (NC) Shallotte, LLC
382.	OHI Asset (NC) Wadesboro, LLC
383.	OHI Asset (NC) Waynesville, LLC
384.	OHI Asset (NC) Wilmington, LLC
385.	OHI Asset (NC) Winston Salem, LLC
386.	OHI Asset (NY) 2nd Avenue, LLC
387.	OHI Asset (NY) 93rd Street, LLC
388.	OHI Asset (OH) Huber Heights, LLC
389.	OHI Asset (OH) Lender, LLC
390.	OHI Asset (OH), LLC
391.	OHI Asset (OH) New London, LLC
392.	OHI Asset (OR) Portland, LLC
393.	OHI Asset (OH) Steubenville, LLC
394.	OHI Asset (OH) Toledo, LLC
395.	OHI Asset (OR) Troutdale, LLC
396.	OHI Asset (OH) West Carrollton, LLC
397.	OHI Asset (PA) GP, LLC
398.	OHI Asset (PA) West Mifflin, LP
399.	OHI Asset (PA), LLC
400.	OHI Asset (PA), LP
401.	OHI Asset (SC) Aiken, LLC
402.	OHI Asset (SC) Anderson, LLC
403.	OHI Asset (SC) Easley Anne, LLC
404.	OHI Asset (SC) Easley Crestview, LLC
405.	OHI Asset (SC) Edgefield, LLC

[Schedule I – 17th Supplemental Indenture – 2024 Notes]

Schedule I Page 9

406.	OHI Asset (SC) Greenville Griffith, LLC
407.	OHI Asset (SC) Greenville Laurens, LLC
408.	OHI Asset (SC) Greenville North, LLC
409.	OHI Asset (SC) Greenville, LLC
410.	OHI Asset (SC) Greer, LLC
411.	OHI Asset (SC) Marietta, LLC
412.	OHI Asset (SC) McCormick, LLC
413.	OHI Asset (SC) Orangeburg, LLC
414.	OHI Asset (SC) Pickens East Cedar, LLC
415.	OHI Asset (SC) Pickens Rosemond, LLC
416.	OHI Asset (SC) Piedmont, LLC
417.	OHI Asset (SC) Simpsonville SE Main, LLC
418.	OHI Asset (SC) Simpsonville West Broad, LLC
419.	OHI Asset (SC) Simpsonville West Curtis, LLC
420.	OHI Asset (TN) Bartlett, LLC
421.	OHI Asset (TN) Collierville, LLC
422.	OHI Asset (TN) Jefferson City, LLC
423.	OHI Asset (TN) Memphis, LLC
424.	OHI Asset (TN) Rogersville, LLC
425.	OHI Asset (TX) Anderson, LLC
426.	OHI Asset (TX) Bryan, LLC
427.	OHI Asset (TX) Burleson, LLC
428.	OHI Asset (TX) College Station, LLC
429.	OHI Asset (TX) Comfort, LLC
430.	OHI Asset (TX) Diboll, LLC
431.	OHI Asset (TX) Granbury, LLC
432.	OHI Asset (TX) Hondo, LLC
433.	OHI Asset (TX) Italy, LLC
434.	OHI Asset (TX) Schertz, LLC
435.	OHI Asset (TX) Winnsboro, LLC
436.	OHI Asset (TX), LLC
437.	OHI Asset (UT) Ogden, LLC
438.	OHI Asset (UT) Provo, LLC
439.	OHI Asset (UT) Roy, LLC
440.	OHI Asset (VA) Charlottesville - 1165 Pepsi Place, LLC
441.	OHI Asset (VA) Charlottesville, LLC
442.	OHI Asset (VA) Chesapeake, LLC
443.	OHI Asset (VA) Farmville, LLC
444.	OHI Asset (VA) Galax, LLC
445.	OHI Asset (VA) Hillsville, LLC
446.	OHI Asset (VA) Madison, LLC
447.	OHI Asset (VA) Martinsville SNF, LLC
448.	OHI Asset (VA) Mechanicsville, LLC
449.	OHI Asset (VA) Norfolk, LLC
450.	OHI Asset (VA) Portsmouth, LLC
451.	OHI Asset (VA) Richmond - 2420 Pemberton Road, LLC

[Schedule I – 17th Supplemental Indenture – 2024 Notes]

Schedule I Page 10

452.	OHI Asset (VA) Richmond - 9101 Bon Air, LLC
453.	OHI Asset (VA) Rocky Mount, LLC
454.	OHI Asset (VA) Suffolk, LLC
455.	OHI Asset (WA) Battle Ground, LLC
456.	OHI Asset (WA) Fort Vancouver, LLC
457.	OHI Asset (WV) Danville, LLC
458.	OHI Asset (WV) Ivydale, LLC
459.	OHI Asset CHG ALF, LLC
460.	OHI Asset CSB LLC
461.	OHI Asset CSE – E, LLC
462.	OHI Asset CSE – U, LLC
463.	OHI Asset CSE–E Subsidiary, LLC
464.	OHI Asset CSE–U Subsidiary, LLC
465.	OHI Asset HUD CFG, LLC
466.	OHI Asset HUD Delta, LLC
467.	OHI Asset HUD H-F, LLC
468.	OHI Asset HUD SF CA, LLC
469.	OHI Asset HUD SF, LLC
470.	OHI Asset HUD WO, LLC
471.	OHI Asset II (CA), LLC
472.	OHI Asset II (FL), LLC
473.	OHI Asset II (PA), LP
474.	OHI Asset III (PA), LP
475.	OHI Asset IV (PA) Silver Lake, LP
476.	OHI Asset Management, LLC
477.	OHI Asset RO PMM Services, LLC
478.	OHI Asset RO, LLC
479.	OHI Asset, LLC
480.	OHI Healthcare Properties Holdco, Inc.
481.	OHI Healthcare Properties Limited Partnership
482.	OHI Mezz Lender, LLC
483.	OHI Tennessee, LLC (f/k/a OHI Tennessee, Inc.)
484.	OHIMA, LLC (f/k/a OHIMA, Inc.)
485.	Ohio Aviv Three, L.L.C.
486.	Ohio Aviv Two, L.L.C.
487.	Ohio Aviv, L.L.C.
488.	Ohio Indiana Property, L.L.C.
489.	Ohio Pennsylvania Property, L.L.C.
490.	Oklahoma Two Property, L.L.C.
491.	Oklahoma Warr Wind, L.L.C.
492.	Omaha Associates, L.L.C.
493.	Omega TRS I, Inc.
494.	Orange ALF Property, L.L.C.
495.	Orange Village Care Center, LLC (f/k/a Orange Village Care Center, Inc.)
496.	Orange, L.L.C.

[Schedule I – 17th Supplemental Indenture – 2024 Notes]

Schedule I Page 11

497.	Oregon Associates, L.L.C.
498.	Oso Avenue Property, L.L.C.
499.	Ostrom Avenue Property, L.L.C.
500.	Palm Valley Senior Care, LLC
501.	Panama City Nursing Center LLC
502.	Pavillion North Partners, LLC
503.	Pavillion North, LLP
504.	Pavillion Nursing Center North, LLC
505.	Peabody Associates Two, L.L.C.
506.	Peabody Associates, L.L.C.
507.	Pennington Road Property, L.L.C.
508.	Pensacola Real Estate Holdings I, LLC (f/k/a Pensacola Real Estate Holdings I, Inc.)
509.	Pensacola Real Estate Holdings II, LLC (f/k/a Pensacola Real Estate Holdings II, Inc.)
510.	Pensacola Real Estate Holdings III, LLC (f/k/a Pensacola Real Estate Holdings III, Inc.)
511.	Pensacola Real Estate Holdings IV, LLC (f/k/a Pensacola Real Estate Holdings IV, Inc.)
512.	Pensacola Real Estate Holdings V, LLC (f/k/a Pensacola Real Estate Holdings V, Inc.)
513.	Pocatello Idaho Property, L.L.C.
514.	Pomona Vista L.L.C.
515.	Prescott Arkansas, L.L.C.
516.	PV Realty-Clinton, LLC
517.	PV Realty-Kensington, LLC
518.	PV Realty–Willow Tree, LLC
519.	Raton Property Limited Company
520.	Ravenna Ohio Property, L.L.C.
521.	Red Rocks, L.L.C.
522.	Richland Washington, L.L.C.
523.	Ridgecrest Senior Care, LLC
524.	Riverside Nursing Home Associates Two, L.L.C.
525.	Riverside Nursing Home Associates, L.L.C.
526.	Rockingham Drive Property, L.L.C.
527.	Rose Baldwin Park Property L.L.C.
528.	S.C. Portfolio Property, L.L.C.
529.	Salem Associates, L.L.C.
530.	San Juan NH Property, LLC
531.	Sandalwood Arkansas Property, L.L.C.
532.	Santa Ana-Bartlett, L.L.C.
533.	Santa Fe Missouri Associates, L.L.C.
534.	Savoy/Bonham Venture, L.L.C.
535.	Searcy Aviv, L.L.C.
536.	Sedgwick Properties, L.L.C.
537.	Seguin Texas Property, L.L.C.

[Schedule I – 17th Supplemental Indenture – 2024 Notes]

Schedule I Page 12

538.	Sierra Ponds Property, L.L.C.
539.	Skyler Boyington, LLC (f/k/a Skyler Boyington, Inc.)
540.	Skyler Florida, LLC (f/k/a Skyler Florida, Inc.)
541.	Skyler Maitland LLC
542.	Skyler Pensacola, LLC (f/k/a Skyler Pensacola, Inc.)
543.	Skyview Associates, L.L.C.
544.	Southeast Missouri Property, L.L.C.
545.	Southern California Nevada, L.L.C.
546.	St. Joseph Missouri Property, L.L.C.
547.	St. Mary’s Properties, LLC (f/k/a St. Mary’s Properties, Inc.)
548.	Star City Arkansas, L.L.C.
549.	Stephenville Texas Property, L.L.C.
550.	Sterling Acquisition, LLC
551.	Stevens Avenue Property, L.L.C.
552.	Sun-Mesa Properties, L.L.C.
553.	Suwanee, LLC
554.	Texas Fifteen Property, L.L.C.
555.	Texas Four Property, L.L.C.
556.	Texas Lessor – Stonegate GP, LLC
557.	Texas Lessor – Stonegate, Limited, LLC
558.	Texas Lessor – Stonegate, LP
559.	Texhoma Avenue Property, L.L.C.
560.	The Suburban Pavilion, LLC (f/k/a The Suburban Pavilion, Inc.)
561.	Tujunga, L.L.C.
562.	Tulare County Property, L.L.C.
563.	VRB Aviv, L.L.C.
564.	Washington Idaho Property, L.L.C.
565.	Washington Lessor – Silverdale, LLC
566.	Washington-Oregon Associates, L.L.C.
567.	Watauga Associates, L.L.C.
568.	Wellington Leasehold, L.L.C.
569.	West Pearl Street, L.L.C.
570.	West Yarmouth Property I, L.L.C.
571.	Westerville Ohio Office Property, L.L.C.
572.	Wheeler Healthcare Associates, L.L.C.
573.	Whitlock Street Property, L.L.C.
574.	Wilcare, LLC
575.	Willis Texas Aviv, L.L.C.
576.	Yuba Aviv, L.L.C.

[Schedule I – 17th Supplemental Indenture – 2024 Notes]

Schedule I Page 13

Schedule II

NEW SUBSIDIARIES

1.	OHI Asset (MO) Jackson, LLC
2.	OHI Asset (CO) Brighton, LLC
3.	OHI Asset (CO) Mesa, LLC
4.	OHI Asset (CO) Denver, LLC
5.	OHI Asset (TX) Longview, LLC
6.	OHI Asset (TX) Athens, LLC
7.	OHI Asset (TX) Winnsboro ALF, LLC
8.	OHI Asset (FL) Middleburg, LLC
9.	OHI Asset (SC) Five Forks, LLC
10.	OHI Asset (VA) Midlothian, LLC

[Schedule II – 17th Supplemental Indenture – 2024 Notes]